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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                FEBRUARY 5, 2001


                                 MAIL.COM, INC.
             (Exact name of registrant as specified in its charter)


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
               DELAWARE                                000-26371                             13-3787073
    (State or other jurisdiction of            (Commission File Number)                   (I.R.S. Employer
            incorporation)                                                              Identification No.)
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                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
                    (Address of principal executive offices)



Registrant's telephone number, including area code          (212) 425-4200



                                       N/A
           Former Name or Former Address, if Changed Since Last Report
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ITEM 5.  OTHER EVENTS

         Mail.com, Inc. ("Mail.com"), ML Acquisition Corp., a newly formed subsidiary of Mail.com ("Merger Sub"), Swift Telecommunications, Inc., a New York corporation ("STI"), and the sole shareholder of STI have entered into an Agreement and Plan of Merger dated as of January 31, 2001 (the "Merger Agreement"). The Merger Agreement provides for STI to merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and as a wholly-owned subsidiary of Mail.com (the "Merger"). Concurrent with the execution and delivery of the Merger Agreement, STI acquired from AT&T Corp. its EasyLink Services business ("EasyLink Services"). Mail.com's acquisition of STI pursuant to the Merger is subject to compliance with regulatory approvals and is expected to close by February 20, 2001.

         STI together with its newly acquired EasyLink Services business is a global provider of messaging services such as telex, fax, electronic data interchange and e-mail.

         At the closing of the acquisition by STI of the EasyLink Services business from AT&T, Mail.com advanced $14 million to STI in the form of a loan, the proceeds of which were used to fund part of the cash portion of the purchase price to AT&T. Upon the closing of the acquisition of STI, Mail.com will assume a $35 million note issued by STI to AT&T. Pending the closing of the acquisition of STI, Mail.com has guaranteed $15 million of the principal amount of the $35 million note, together with interest on such $15 million principal amount. This guaranty will be superseded by Mail.com's assumption of the $35 million note at the closing of Mail.com's acquisition of STI. The $35 million note will be secured by the assets of STI, including the EasyLink Services business, and the shares of Mail.com Class A common stock to be issued to the sole shareholder in the Merger. The note is payable in equal monthly installments over four years and bears interest at the rate of 10% per annum. The note is subject to mandatory prepayment upon the sale of specified assets of STI, including the EasyLink Services business, and in certain other events. The note also contains certain customary covenants and events of default, including limitations on the ability of Mail.com to incur additional indebtedness and to incur additional liens on the STI and EasyLink assets.

         Upon the closing of the acquisition of STI, Mail.com will pay to the sole shareholder of STI $835,294 in cash and issue an unsecured note for approximately $9.2 million and approximately 19 million shares of Mail.com Class A common stock as the purchase price for the acquisition of STI. Mail.com will also pay additional consideration to the sole shareholder of STI equal to the amount of the net proceeds, after satisfaction of certain liabilities of STI and its subsidiaries, from the sale or liquidation of the assets of one of STI's subsidiaries. Mail.com will also reimburse the sole shareholder of STI for a $1.5 million advance made to STI, the proceeds of which were used to fund the balance of the cash portion of the purchase price for STI's acquisition of the EasyLink Services business and certain other obligations to AT&T. The $9.2 million note will be payable in four equal semi-annual installments over two years and may be prepaid in whole or in part at any time and from time to time without payment of premium or penalty. The note will be non-interest bearing unless Mail.com fails to make a required payment within 30 days after the due date therefore. Thereafter, the note will bear interest at the rate of 10% per annum. The note also contains certain customary events of default.

         As part of the transaction with STI, Mail.com has also agreed to acquire Telecom International, Inc. (which is an affiliate of STI and conducts business under the name "AlphaTel") and the 25% minority interests in two STI subsidiaries for $164,705 in cash, promissory notes in the aggregate principal amount of approximately $1.8 million and 3.7 million shares of Mail.com Class A common stock. These additional transactions are subject to execution of definitive documentation, receipt of regulatory approvals and other customary conditions.

         Additionally, upon the closing of the STI acquisition, George Abi Zeid, President and sole shareholder of STI, will join Mail.com as President of International Operations and will become a member of the Mail.com Board of Directors.


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         A copy of the Merger Agreement, the letter agreements providing for conditional commitments to purchase Alpha-Tel and the 25% minority interests in the two STI subsidiaries, the $35 million note to AT&T in the form to be assumed by Mail.com upon its acquisition of STI, the interim guaranty by Mail.com of $15 million of the $35 million note, the $14 million note issued by STI to Mail.com and the form of the $9.2 million note to be issued to the sole shareholder of STI are filed herewith as Exhibits 2.1, 2.2, 2.3, 99.1, 99.2, 99.3 and 99.4 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 2.1 Agreement and Plan of Merger by and among Mail.com, Inc., ML Acquisition Corp., Swift Telecommunications, Inc. ("STI") and George Abi Zeid, as sole shareholder of STI, dated as of January 31, 2001.*

         Exhibit 2.2 Letter Agreement dated January 31, 2001 between Mail.com, Inc. and George Abi Zeid relating to Telecom International, Inc.

         Exhibit 2.3 Letter Agreement dated January 31, 2001 between Mail.com, Inc. and George Abi Zeid relating to the 25% minority interests in Xtreme Global Communications (S) Pte Ltd. and Xtreme Global Communications Sdn Bhd.

         Exhibit 99.1      Amended and Restated Promissory Note dated
                           January 31, 2001 in the original principal amount of $35 million issued by Mail.com, Inc. and accepted by AT&T Corp.*

         Exhibit 99.2 Guaranty dated January 31, 2001 issued by Mail.com, Inc. in favor of AT&T Corp.

         Exhibit 99.3 Promissory Note dated January 31, 2001 in the original principal amount of $14 million issued by Swift Telecommunications, Inc. in favor of Mail.com, Inc.

         Exhibit 99.4      Form of Promissory Note to be issued by
                           Mail.com, Inc. upon the consummation of its acquisition of Swift Telecommunications, Inc. ("STI") in the original principal amount of $9,188,235 in favor of STI.

* Disclosure schedules and other attachments to the Merger Agreement and the $35 million note are omitted, but will be furnished supplementally to the Commission upon request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 8, 2001


                                                MAIL.COM, INC.



                                                By: s/Thomas Murawski
                                                    ----------------------------
                                                    Thomas Murawski
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX

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
         Exhibit 2.1       Agreement and Plan of Merger by and among Mail.com, Inc., ML Acquisition Corp., Swift
                           Telecommunications, Inc. ("STI") and George Abi Zeid, as sole shareholder of STI, dated as of January 31, 2001.*

         Exhibit 2.2       Letter Agreement dated January 31, 2001 between Mail.com, Inc. and George Abi Zeid relating to Telecom International, Inc.

         Exhibit 2.3       Letter Agreement dated January 31, 2001 between Mail.com, Inc. and George Abi Zeid relating to the 25% minority interests in Xtreme Global Communications (S) Pte Ltd and Xtreme Global
                           Communications Sdn Bhd.

         Exhibit 99.1      Amended and Restated Promissory Note dated January 31, 2001 in the original principal amount of $35 million issued by Mail.com, Inc. and accepted by AT&T Corp.*

         Exhibit 99.2      Guaranty dated January 31, 2001 issued by Mail.com, Inc. in favor of AT&T Corp.

         Exhibit 99.3      Promissory Note dated January 31, 2001 in the original principal amount of $14 million issued by Swift Telecommunications, Inc. in favor of Mail.com, Inc.

         Exhibit 99.4      Form of Promissory Note to be issued by Mail.com, Inc. upon the consummation of its acquisition of Swift Telecommunications, Inc. ("STI") in the original principal amount of
                           $9,188,235 in favor of STI.
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*    Disclosure schedules and other attachments to the Merger Agreement and the
     $35 million note are omitted, but will be furnished supplementally to the
     Commission upon request.